State Street Institutional Tax Free Money Market Fund – Investment Class

SUMMARY PROSPECTUS – April 30, 2011	TICKER SYMBOL: (TFVXX)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at:

http://www.sttfunds.com/literature.html

You may also get this information at no cost by calling (877) 521-4083, by sending an e-mail request to Fund_Inquiry@ssga.com, or by writing to the fund, c/o State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

Investment Objective

The investment objective of State Street Institutional Tax Free Money Market Fund (the “Tax Free Fund” or sometimes referred to in context as the “Fund”) is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share NAV.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Tax Free Fund. As a shareholder in the State Street Tax Free Portfolio (the “Tax Free Portfolio” or sometimes referred to in context as the “Portfolio”), the Fund bears its ratable share of the Portfolio’s expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fee	0.05%
Distribution (12b-1) Fees	0.10%
Other Expenses	0.12%
Service Fee	0.25%

Total Annual Fund Operating Expenses	0.52%

(1)	Amounts reflect the total expenses of the Tax Free Portfolio and the Fund restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Tax Free Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:

1 Year	3 Years	5 Years	10 Years

$53	$167	$291	$654

Principal Investment Strategies

The Tax Free Fund invests substantially all of its investable assets in the Tax Free Portfolio.

The Tax Free Portfolio has a fundamental policy of investing at least 80% of its net assets (plus borrowings, if any) in federal tax-exempt, high quality, short-term municipal securities of all types. The Portfolio generally invests all of its assets in instruments exempt from ordinary federal income tax. The Portfolio may not invest more than 20% of its net assets in federally taxable money market instruments (including those subject to the Federal alternative minimum tax), including securities issued by or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, as well as certificates of deposit, commercial paper and repurchase agreements. The Portfolio may buy or sell securities on a when-issued or forward commitment basis.

The Portfolio follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the Portfolio’s investment adviser conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. In addition, the Portfolio follows regulatory requirements applicable to money market funds, which require, among other things, the Portfolio to invest only in debt obligations of high quality and with short maturities, to limit the level of investment in any single issuer, and to maintain a high level of Portfolio liquidity. All securities held by the Portfolio are U.S. dollar denominated, and they may have fixed, variable or floating interest rates, or may be zero-coupon securities.

The Portfolio attempts to meet its investment objective by investing in, among other:

▪	Securities issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the U.S. (“municipal securities”), including:

▪	General obligation bonds and notes;

▪	Revenue bonds and notes;

▪	Commercial paper and other privately issued securities;

▪	Tender option bonds;

▪	Private activity bonds;

▪	Industrial development bonds;

▪	Municipal lease contracts; and

▪	Securities of other investment companies with similar investment guidelines.

Principal Investment Risks

An investment in the Fund is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

In addition, the Fund is subject to the following risks:

▪	Risks of Investing Principally in Money Market Instruments:

▪	Interest Rate Risk – The risk that interest rates will rise, causing the value of the Portfolio’s investments to fall. Also, the risk that as interest rates decline, the income that the Portfolio receives on its new investments generally will decline.

▪	Credit Risk – The risk that an issuer, guarantor or liquidity provider of an instrument will fail, including the perception that such an entity will fail, to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the instrument.

▪	Liquidity Risk – The risk that the Portfolio may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Portfolio.

▪	Master/Feeder Structure Risk: The Fund’s performance may suffer as a result of large cash inflows or outflows of the Portfolio in which the Fund invests.

▪	Repurchase Agreement Risk: The Portfolio may enter into a repurchase agreement, which is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price. If the Portfolio’s counterparty is unable to honor its commitments, the Portfolio could lose money.

▪	Risk Associated with Maintaining a Stable Share Price: If the market value of one or more of the Portfolio’s investments changes substantially during the period when the Portfolio holds them, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Portfolio experiences significant redemption requests.

▪	Municipal Obligations Risk: The municipal securities markets in which the Portfolio invests may be volatile and may be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, or there are adverse changes in federal tax laws, interest paid on the security may become taxable and the security could decline in value.

▪	Low Short-Term Interest Rates: At the date of this Prospectus, short-term interest rates approach 0%, and so the Fund’s yield is very low. If the Portfolio generates insufficient income to pay its expenses, it may not pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Portfolio will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

▪	Market Risk: The values of the securities in which the Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The withdrawal of this support could negatively affect the value and liquidity of certain securities or of markets generally. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

▪	Variable and Floating Rate Securities Risk: The Portfolio may purchase variable and floating rate securities issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, or issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the U.S. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market for a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Portfolio will approximate their par value. Variable and floating rate securities are subject to interest rate and credit/default risk.

▪	Risk of Regulation of Money Market Funds: The SEC has recently adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes could result in reduced yields achieved by the Portfolio. The SEC may adopt additional reforms to money market regulation, which may impact the operation or performance of the Portfolio.

Performance

The bar chart and table below provide some indication of the risks of investing in the Tax Free Fund by illustrating the variability of the Fund’s returns during the years since inception. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Additionally, the Since Inception performance is that of the Fund before the Investment Class was operational. The Fund had lower expenses and typically higher returns than the Investment Class. The primary difference in expenses is the lower distribution (12b-1) fee and absence of shareholder servicing plan and associated fees. The Fund’s inception date was February 7, 2007. Current performance information for the Fund is available toll free by calling (877) 521-4083 or by visiting our website at www.sttfunds.com.

State Street Institutional
Tax Free Money Market Fund
Total Return for the Calendar Years
Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 0.61% (quarter ended 3/31/08) and the lowest return for a quarter was 0.00% (quarter ended 9/30/10).

Average Annual Total Returns
For the Periods Ended December 31, 2010

		Since the Inception
		Date of the Fund
	1-Year	(Annualized)

State Street Institutional Tax Free Money Market Fund	0.02%	1.32%

To obtain the Fund’s current yield, please call (877) 521-4083.

Investment Adviser

SSgA Funds Management, Inc. serves as the investment adviser to the Fund.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account	$25,000,000
To add to an existing account	No minimum

You may redeem Fund shares on any day the Fund is open for business.

You may redeem Fund shares by written request or wire transfer. Written requests should be sent to:

By Mail:
State Street Institutional Trust Funds
P.O. Box 8048
Boston, MA 02266-8048

By Overnight:
State Street Institutional Trust Funds
30 Dan Road
Canton, MA 02021-2809

By Telephone:
For wire transfer instructions, please call (866) 392-0869 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary, please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Tax Information

The Fund intends to distribute tax-exempt income. However, a portion of the Fund’s distributions may be subject to Federal income tax.

Payments to Brokers and Other Financial Intermediaries

If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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